Securities, 424I - Securities, 424I: 1	Mar. 25, 2025 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Bitcoin Trust ETF Shares
Aggregate Sales Price	$ 782,238,123.01
Aggregate Redeemed or Repurchased, FY	22,268,956,908.71
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	(21,486,718,785.7)
Net Sales	$ 0
Fee Rate	0.01531%
Amount of Registration Fee	$ 0